ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Agreement”) is entered into and effective as of March ____, 2005, by and among Goldspring, Inc., a Florida corporation, with its principal executive offices at 8585 East Hartford Drive, Suite 400, Scottsdale, AZ 85255 (the “Company”), the parties identified on the signature page hereto (each, a “Recipient” and collectively, the “Recipients”), and Bondy & Schloss LLP (the “Escrow Agent”). Terms not defined herein shall have the meaning prescribed thereto in the Settlement Agreement executed simultaneously herewith (the “Settlement Agreement”).

W I T N E S S E T H:

WHEREAS, simultaneously herewith, the Company and the Recipients have entered into the Settlement Agreement, pursuant to which, among other things, the Company has agreed: (i) to issue the Recipients 12% Secured Convertible Debentures of the Company, in the aggregate principal amount of $6,885,184 (the “Convertible Debenture”), and (ii) to, contemporaneously with the execution of the Settlement Agreement, and issuance of the Convertible Debenture, issue 17,761,067 shares of common stock of the Company (each, a “Share,” and collectively, the “Shares”) in exchange for $266,416 (the “Conversion Amount”) representing certain other payments due to Recipients by Company, which Shares may be put back to the Company for 125% of the Conversion Amount if the Company does not satisfy all or any portion of its registration requirements pursuant to Section 9 of the Subscription Agreement; and

WHEREAS, as further specified in the Put Agreement, if, at the time the Purchasers exercise their right to put the Shares to the Company, the Company does not have an amount of cash, as defined by GAAP, equal to or greater than the 125% of the Conversion Amount, than the Company shall cause the Escrow Agent to deliver to the Purchasers a promissory note in the full amount of 125% of the Conversion Amount (the “Note”); and

WHEREAS, the Recipients agreed to enter into the Settlement Agreement, and related documents (the “Transaction Documents”) on the condition that the Company deposit with the Escrow Agent: (i) certificates representing 150% of the amount of shares of common stock of the Company (assuming the conversion of the Convertible Debenture by the Recipients as of the Closing Date, (the “Conversion Shares”), in order to facilitate the conversion of the Convertible Debenture, and (ii) the Note, in order to facilitate the transactions set forth in the Put Agreement; and

WHEREAS, the Company is ready, willing and able to so deposit the Conversion Shares and Note with the Escrow Agent pursuant to this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1. Deposit of Shares.

(a) In satisfaction of certain of its obligations under the Convertible Debenture, the Company shall deposit with the Escrow Agent one or more certificates representing not less than __________ shares of common stock of the Company, which shall be held in the name of the Company, endorsed or assigned in blank or in favor of the Escrow Agent.

(b) If upon conversion of the Convertible Debenture the number of shares of common stock of the Company that the Recipients are entitled to receive is more than __________, no later than three (3) Business Days after receiving written request therefore from the Escrow Agent, the Company shall deposit with the Escrow Agent certificates representing a number of the shares of its common stock representing the difference between the number of shares of common stock of the Company the Recipients were entitled to receive upon conversion and __________ shares.

2. Release of Shares.

(a) Upon surrender not later than the maturity date of the Convertible Debenture by the Recipients to the Escrow Agent of a duly executed and completed notice (the “Conversion Notice”) in the form attached to the Convertible Debenture, together with the original Convertible Debenture representing the principal amount and accrued interest to be converted, the Escrow Agent shall (i) release from escrow and use its best efforts to cause to be transferred to the Recipients such number of shares of the Company’s common stock then held by the Escrow Agent pursuant to this Agreement to the person entitled thereto in accordance with the terms of the Convertible Debenture and the Conversion Notice, and (ii) deliver to the Company the original Convertible Debenture.

3. Deposit and Release of Note.
(a) In satisfaction of its obligations under the Put Agreement, the Company shall deposit with the Escrow Agent the Note, in the principal amount of not less than $333,020, representing 125% of the Conversion Amount, which shall be held in the name of the Recipients, pending the Recipients exercise of their put option pursuant to the Put Agreement.

(b) If the Escrow Agent receives written notice from the Recipients to the effect that: (i) the Company has failed to satisfy all or any portion of its registration requirements pursuant to Section 9 of the Subscription Agreement, (ii) the Recipients have exercised their right to put the Shares to the Company for 125% of the Conversion Amount, and (iii) the Company has notified the recipients that it does not have cash, as defined by GAAP, in the amount of 125% of the Conversion Amount, and therefore can not redeem the Shares, then the Escrow Agent shall release the Note from escrow and deliver it to the Recipients.

4. Limitations of Escrow Agent’s Capacity.

(a) This Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

(b) The Escrow Agent shall act hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, whether in form or substance, or for the form of execution thereof, or for any endorsement or lack of endorsement thereon or for any description therein. It shall be sufficient if a writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement. The Escrow Agent shall not be required in any way to determine the identity or authority of any person executing the same or the genuineness of such signature.

(c) This Agreement as it presently exists or may hereafter be amended constitutes the entire agreement between the Escrow Agent and any other parties hereto in connection with the subject matter hereof, and no other agreement entered into between the parties or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any other agreement may be deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof.

(d) The Escrow Agent shall have no liability or obligation to notify any party hereto or any other party interested in this Agreement of any payment required or maturity occurring under this Agreement or under the terms of any instrument deposited herewith unless such notice is explicitly provided for in this Agreement.

(e) The Escrow Agent shall not be charged with notice of knowledge of any fact or information not herein set forth.

5. Authority of Escrow Agent.

(a) The Escrow Agent is hereby authorized and directed by the undersigned to deliver the subject matter of this Agreement only in accordance with the provisions of Sections 2 and 3 above.

(b) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, including but not limited to items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Agreement and the items amending the terms of this Agreement.

(c) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and shall incur no liability and shall be fully protected in act and in accordance with the advise of such counsel. The Escrow Agent has acted as legal counsel for the Recipients, and may continue to act as legal counsel for the Recipients, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Recipients and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Recipients and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Agreement.

(d) In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the Escrow Agent, in good faith, shall be in doubt as to what action it should take, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists and in any such event the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the preceding, the Escrow Agent may in its discretion obey the order or judgment, decree or levy of any court, whether with or without jurisdiction, and the Escrow Agent is hereby authorized in its sole discretion, to comply with and obey (and shall have no liability to any person or party so doing) any such orders, judgments, decrees or levies which the Escrow Agent is advised by legal counsel of its own choosing is binding upon it. The rights of the Escrow Agent under this subsection are cumulative with all other rights which it may have by law or otherwise.

(e) The Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including but not limited to the following (i) the act, failure or negligence of any agent or correspondent selected by the Escrow Agent for the remittance of funds (ii) any delay, error omission or default of any mail, telegraph, cable or wireless agency or operator (iii) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers.

(f) Without in any way limiting any other provision of this Agreement as expressly understood and agreed that the Escrow Agent shall be under no duty or obligation to give any notice or to do or to omit the doing of any action or anything with respect to the subject matter hereof except to receive, hold and deliver the same in accordance with the terms hereof. The Escrow agent shall not be liable for any error in judgment, or act or omission, or any mistake of law or fact or for doing anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.

(g) The Escrow Agent shall be indemnified and held harmless from anything which it may do or refrain from doing in connection herewith or for any claims, demands or losses or for any damages made or suffered by any party to this Agreement except such as may rise through or be caused by the Escrow Agent’s willful misconduct or gross negligence.

(h) In the event that any controversy should arise among the parties with respect to this Agreement, or should the Escrow Agent resign and the parties fail to select another Escrow Agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties, all at the cost of the Company.

6. Resignation. The Escrow Agent’s responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Comapny and the Recipients. In the event of any such resignation, the Recipients and the Company shall appoint a successor Escrow Agent.

7. Termination.

(a) Unless any party has sent notice to all other parties that a dispute exists regarding any part of the subject matter hereof, this Agreement shall be terminated on the earlier of: (a) the complete disbursement of the subject matter of this Agreement, or (b) the Termination Date. For the purposes of this Agreement, the Termination Date shall be defined as date on which all payments under the Convertible Debenture have been made in full by the Company and the Registration Statement has been declared effective by the Commission prior to the Effective Date (as that term is defined in Section 9(a)(iv) of the Subscription Agreement) (the “Termination Date”).

(b) If all or any portion of the shares of the Conversion Shares and/or the Note has not been released to the Recipients on or before the Termination Date, then, upon such Termination Date, the Escrow Agent is hereby directed to deliver any remaining Conversion Shares and/or portion of the Note then held by the Escrow Agent to the Company, and this Agreement shall terminate.

8. General Provisions.

(a) At the Termination Date set out in subsection 7(a) above, the Escrow Agent shall be discharged from any further obligation.

(b) Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.

(c) The Company shall reimburse the Escrow Agent for its reasonable costs and expenses incurred in connection with the performance by it of services under this Agreement (including reasonable fees and expenses of Escrow Agent’s counsel).

(d) Any payment, notice, request for consent, report, or any other communication required or permitted in this Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified against receipt therefor or when placed in the United States Postal Service, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

If to a Secured Party, to:

the address set forth beneath his or its name on Schedule A hereto with a copy to:

Bondy & Schloss LLP
60 East 42nd St., 37th Floor
New York, NY 10165
Attn: Jeffrey A. Rinde, Esq.
Fax: (212) 972-1677

If to the Company, to:

GoldSpring, Inc.
8585 East Hartford Drive, Suite 400
Scottsdale, AZ 85255
Attn.: Robert T. Faber
Fax:_______________________

with a copy to:
____________________________
____________________________
____________________________
Attn.:________________________
Fax:_________________________

If to the Escrow Agent, to:

Bondy & Schloss LLP
60 East 42nd St., 37th Floor
New York, NY 10165
Attn: Jeffrey A. Rinde, Esq.
Fax: (212) 972-1677

Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to the other party.

(e) This Agreement is being made in and is intended to be construed according to the laws of the State of New York without giving effect to conflict of law provisions. Any action to enforce, arising out of, or relating in any way to, any provision of this Agreement shall only be brought in a state or Federal court located in the County of New York, State of New York. It shall inure to and be binding upon the parties hereto and their respective successors, receivers, personal representatives, trustees and assigns.

(f) Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement.

(g) The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the parties hereto.

(h) If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(i) This Agreement may be executed in one or more counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute one and the same instrument.

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COUNTERPART SIGNATURE PAGE TO ESCROW AGREEMENT, DATED MARCH ___, 2005

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

RECIPIENTS:

 _____________________________________
JOHN V. WINFIELD

JOHN V. WINFIELD IRA-1

By: _____________________________________
Name:
Its:

JOHN V. WINFIELD IRA-2

By: _____________________________________
Name:
Its:

SANTA FE FINANCIAL CORP.

By: _____________________________________
Name:
Its:

PORTSMOUTH SQUARE, INC.

By: _____________________________________
Name:
Its:

THE INTERGROUP CORPORATION

By: _____________________________________
Name:
Its:

COUNTERPART SIGNATURE PAGE TO ESCROW AGREEMENT, DATED MARCH ___, 2005

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

COMPANY:

GOLDSPRING, INC.

By: _____________________________________
Name:
Its:

ESCROW AGENT:

BONDY & SCHLOSS LLP

By: _____________________________________
Name:
Its:

SCHEDULE A

List of Recipients

Names and Addresses
John V. Winfield 820 Moraga Drive Los Angeles, CA 90049
John V. Winfield IRA-1 820 Moraga Drive Los Angeles, CA 90049 Attn.: John V. Winfield
John V. Winfield IRA-2 820 Moraga Drive Los Angeles, CA 90049 Attn.: John V. Winfield
Santa Fe Financial Corp. 820 Moraga Drive Los Angeles, CA 90049 Attn.: John V. Winfield
Portsmouth Square, Inc. 820 Moraga Drive Los Angeles, CA 90049 Attn.: John V. Winfield
The InterGroup Corporation 820 Moraga Drive Los Angeles, CA 90049 Attn.: John V. Winfield